SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT





                      Pursuant to Section 13 or 15 (d) or

                      The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):       April 24, 1996



                              FINANCIAL TRUST CORP
                            -----------------------
             (Exact name of registrant as specified in its charter)



       Pennsylvania                     0-10756                 23-2229155
       ------------                     -------                 ----------

(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)







1415 Ritner Highway, P.O. Box 220, Carlisle, Pennsylvania               17013
---------------------------------------------------------               -----
(Address of principal executive offices)                              (Zip Code)





Registrant's telephone number, including area code: (717) 243-8003


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT

             Not Applicable



ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

             Not Applicable



ITEM 3. BANKRUPTCY OR RECEIVERSHIP

             Not Applicable



ITEM 4. CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANT

             Not Applicable



ITEM 5. OTHER EVENTS

             On April 24, 1996, the Board of Directors of Financial Trust Corp
             (FITC) declared a 10% stock dividend, payable June 17, 1996 to shareholders of record on June 3, 1996.



ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

             Not Applicable



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

             (a) Not Applicable

             (b) Not Applicable

             (c) Exhibits - Press Release dated April 24, 1996



ITEM 8. CHANGE IN FISCAL YEAR

             Not Applicable





        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Date    May 20, 1996                         Financial Trust Corp
                                             -----------------------------------
                                             (Registrant)



                                             /s/ Bradley S. Everly
                                             -----------------------------------
                                             (Signature)
                                             Bradley S. Everly
                                             Senior Vice President, Treasurer
                                             and Chief Financial Officer

Item 7 (c)   Exhibit